UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported). October 26, 1997





                          WEBSTER FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                       0-15213                     06-1187536
--------------------------------------------------------------------------------
   (State or Other           (Commission File Number)        (IRS Employer
   Jurisdiction of                                           Identification No.)
   Incorporation)


                  Webster Plaza, Waterbury, Connecticut 06702
                 ---------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (203) 753-2921
                                                     ---------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------


     On October 26, 1997, Webster Financial Corporation ("Webster") entered into an Agreement and Plan of Merger (the "Agreement") by which Webster will acquire Eagle Financial Corp. ("Eagle") in a tax-free stock-for-stock exchange (the "Merger"). The Merger must be approved by the stockholders of Webster and Eagle and by regulatory authorities and is subject to various customary closing conditions. In connection with the Agreement, Webster and Eagle entered into an Option Agreement pursuant to which Eagle granted Webster an option, exercisable under certain circumstances, to purchase an aggregate of 1,256,991 newly issued shares of common stock, par value $.01 per share, of Eagle at an exercise price of $41.25.

     Webster issued a press release on October 27, 1997 relating to the signing of the Agreement with Eagle. Such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein. On October 27, 1997 management of Webster and Eagle held a discussion with securities analysts relating to the proposed Merger. The related analyst presentation is filed at Exhibit 99.2 hereto and is incorporated by reference herein.



Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  Exhibit No.       Description
                  -----------       -----------

                  99.1              Press    Release   of   Webster    Financial
                                    Corporation dated October 27, 1997.

                  99.2 Analyst Presentation of Webster Financial Corporation dated October 27, 1997

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WEBSTER FINANCIAL CORPORATION
                                                   -----------------------------
                                                            (Registrant)

                                                   /s/ John V. Brennan
                                                   -------------------------
                                                   John V. Brennan
                                                   Executive Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer


Date: November 7, 1997